UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2006, Southwest Gas Corporation (the "Company") amended the terms of its Employment and Change in Control Agreements with several senior officers, including its Chief Executive Officer, when the Company approved compensation increases for those officers. The forms of the agreements were previously filed as exhibits to the Form 10-Q for the period ended September 30, 2000. Key terms of the new agreements are shown below.

Minimum
Annual
Base Salary

Jeffrey W. Shaw	Chief Executive Officer	$ 550,000
James P. Kane	President	$ 368,000
George C. Biehl	Executive Vice President/
	Chief Financial Officer & Corporate Secretary	$ 346,000
Thomas R. Sheets	Senior Vice President/General Counsel	$ 259,000
Dudley J. Sondeno	Senior Vice President/Chief Knowledge and
	Technology Officer	$ 255,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: August 4, 2006	/s/ ROY R. CENTRELLA
Roy R. Centrella
Vice President/Controller and
Chief Accounting Officer